UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Twenty-Fourth Amendment to the Amended and Restated Credit Agreement

On September 17, 2018, Bacterin International, Inc. (“Bacterin” and the “Borrower”) and a wholly owned subsidiary of Xtant Medical Holdings, Inc. (the “Company”), and each of the Company and its wholly owned subsidiaries, X-Spine Systems, Inc. (“X-Spine”, and together with the Borrower, the “Borrowers”) and Xtant Medical, Inc., as guarantors (collectively, the “Guarantors”), and ROS Acquisition Offshore LP (“ROS”) and OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”, and together with ROS, the “Investors”) entered into the Twenty-Fourth Amendment to the Amended and Restated Credit Agreement (the “24th Amendment”), which amended the Amended and Restated Credit Agreement dated July 27, 2015 by and among Bacterin, ROS, as lender and administrative agent, and Royalty Opportunities, as lender (collectively, the “Amended and Restated Credit Agreement” and the facility created under such agreement, the “Credit Facility”), effective as of April 1, 2018. Under the terms of the 24th Amendment, no interest will be charged on the loans under the Credit Facility (the “Loans”) from April 1, 2018 until June 30, 2018.

Twenty-Fifth Amendment to the Amended and Restated Credit Agreement

Also on September 17, 2018, the Borrowers, the Guarantors and the Investors entered into the Twenty-Fifth Amendment to the Amended and Restated Credit Agreement (the “25th Amendment”), which further amended the Amended and Restated Credit Agreement and terms of the Credit Facility, effective as of August 1, 2018. Under the terms of the 25th Amendment:

●	no interest will be charged on the Loans under the Credit Facility from July 1, 2018 until December 31, 2018;

●	the Optional PIK Interest (as such term is defined in the Amended and Restated Credit Agreement) was decreased from 15% plus the LIBO Rate (as such term is defined in the Amended and Restated Credit Agreement) to 10% plus the LIBO Rate, with a 2.3125% floor;

●	a LIBO Rate floor of 2.3125% was added; and

●	the fee due upon payment, prepayment or repayment of the principal amount of the Loans under the Credit Facility, whether on the maturity date or otherwise, was increased to 2% from 1% of the aggregate principal amount of such payment, prepayment or repayment.

The Company issued warrants to purchase an aggregate of 1.2 million shares of Company common stock to the Investors, with an exercise price of $0.01 per share and an expiration date of August 1, 2028 (collectively, the “Warrants”). The issuance of the Warrants occurred on September 17, 2018 and was a condition to the effectiveness of the 25th Amendment. The number of shares of Company common stock issuable upon exercise of the Warrants are subject to standard and customary anti-dilution provisions for stock splits, stock dividends or similar transactions.

The Investors, which collectively own approximately 70% of the Company’s outstanding common stock, are the sole holders of the Company’s outstanding long-term debt. In addition, as described in more detail in the definitive proxy statement for the Company’s 2018 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2018, as amended, the Company is a party to an Investor Rights Agreement and Registration Rights Agreement with the Investors in addition to the Amended and Restated Credit Agreement, as amended.

The foregoing summary of the 24th Amendment and 25th Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the 24th Amendment and 25th Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing summary of the Warrants does not purport to be complete and is qualified in its entirety by reference to the text of the Warrants, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuance of the Warrants was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Regulation D promulgated thereunder. The issuance of any shares of Company common stock in connection with the exercise of the Warrants is also expected to be exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On September 17, 2018, the Company issued a press release announcing the foregoing amendments to its Credit Facility, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company is furnishing the information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Item 7.01 of this report and Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Warrant, dated as of September 17, 2018, issued by Xtant Medical Holdings, Inc. to ROS Acquisition Offshore LP (filed herewith)
4.2	Warrant, dated as of September 17, 2018, issued by Xtant Medical Holdings, Inc. to OrbiMed Royalty Opportunities II, LP (filed herewith)
10.1

Twenty-Fourth Amendment to Amended and Restated Credit Agreement, effective as of April 1, 2018, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP (filed herewith)

10.2

Twenty-Fifth Amendment to Amended and Restated Credit Agreement, effective as of August 1, 2018, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP (filed herewith)

99.1	Press Release of Xtant Medical Holdings, Inc. dated September 17, 2018, entitled “Xtant Medical Announces Amendments to Credit Facility” (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Carl D. O’Connell
Carl D. O’Connell
Chief Executive Officer

Dated: September 17, 2018